SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                      CWA

                                  (Depositor)

        (Issuer in respect of Asset Backed Certificates, Series 2004-S1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                      CWA


                          By: /s/ AnnMarie Cassano
                              ------------------------------
                          Name:   AnnMarie Cassano
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing, LP
                   Asset Backed Certificates, Series 2004-S1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        203,183,000.00    2.640000%     5,937,179.22    402,302.34    6,339,481.56       0.00       0.00
                        A2         96,843,000.00    3.872000%             0.00    312,480.08      312,480.08       0.00       0.00
                        A3         73,474,000.00    4.615000%             0.00    282,568.76      282,568.76       0.00       0.00
                        AIO       415,000,000.00    3.027004%             0.00  1,046,838.83    1,046,838.83       0.00       0.00
                        P                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          2.68          102.68       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         23,863,000.00    4.752000%             0.00     94,497.48       94,497.48       0.00       0.00
                        M2         13,488,000.00    5.084000%             0.00     57,144.16       57,144.16       0.00       0.00
                        M3          4,149,000.00    5.280000%             0.00     18,255.60       18,255.60       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        415,000,200.00     -            5,937,279.22  2,214,089.93    8,151,369.15     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        197,245,820.78              0.00
                                A2         96,843,000.00              0.00
                                A3         73,474,000.00              0.00
                                AIO       409,062,820.78              0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         23,863,000.00              0.00
                                M2         13,488,000.00              0.00
                                M3          4,149,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        409,062,920.78     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing, LP
                   Asset Backed Certificates, Series 2004-S1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    203,183,000.00     2.640000% 126673TB8    29.220846      1.980000    970.779154
                           A2     96,843,000.00     3.872000% 126673TC6     0.000000      3.226667  1,000.000000
                           A3     73,474,000.00     4.615000% 126673TD4     0.000000      3.845833  1,000.000000
                           AIO   415,000,000.00     3.027004% 126673TE2     0.000000      2.522503    985.693544
                           P             100.00     0.000000% 126673TJ1     0.000000      0.000000  1,000.000000
Residual                   AR            100.00     0.000000% 126673TK8   1,000.000000   26.846031      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     23,863,000.00     4.752000% 126673TF9     0.000000      3.960000  1,000.000000
                           M2     13,488,000.00     5.084000% 126673TG7     0.000000      4.236667  1,000.000000
                           M3      4,149,000.00     5.280000% 126673TQ5     0.000000      4.400000  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     415,000,200.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing, LP
                   Asset Backed Certificates, Series 2004-S1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       409,062,820.78   409,062,820.78
Loan count                  10164            10164
Avg loan rate           7.814122%             7.81
Prepay amount        5,210,145.99     5,210,145.99

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       170,538.92       170,538.92
Sub servicer fees      312,267.39       312,267.39
Trustee fees             3,112.50         3,112.50


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                8,300,000.00     8,300,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.000005%           100.000000%            373,500,200.00
   -----------------------------------------------------------------------------
   Junior            9.999995%             0.000000%             41,500,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,151,369.15          8,151,369.15
Principal remittance amount            5,937,279.22          5,937,279.22
Interest remittance amount             2,214,089.93          2,214,089.93